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                                                                    Exhibit 99.1

                                  PRESS RELEASE

Globix Corporation Reports Third Fiscal Quarter 2003 Results

New York - August 22, 2003 - Globix Corporation (OTC: GBXX) today reported financial results for its third quarter of fiscal year 2003, which ended June 30, 2003, citing continued progress in its post-restructuring period. The company also announced that it had repurchased an additional $2.7 million of its outstanding 11% Senior Notes during the quarter.

Revenues for the quarter were $14.5 million, which was $4.7 million, or 24% less than the same period in 2002. The company also reported that in the third fiscal quarter of 2003 cost of revenues was reduced 36% to $4.6 million from the same period in 2002, and that sales, general and administrative costs were reduced 58% to $9.3 million compare to the same period in 2002 primarily reflecting the continuing impact of the company's restructuring and cost management efforts.

Loss from operations was $3.4 million for the third fiscal quarter of 2003, compared to a loss of $15.6 million for the same period a year earlier. Net loss attributable to common shareholders for the quarter was $5.4 million, or $.33 per share, based on 16,460,000 common shares outstanding at the end of the quarter.

                        Globix Corporation & Subsidiaries
                   Un-audited Condensed Results of Operations
                  (Dollars in Thousands Except Per Share Data)


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

                                                                           Three Months Ended June 30,

                                                                         Successor Company             Predecessor
                                                                         -----------------             -----------
                                                                                                         Company
                                                                                                         -------
                                                                    Three Months      Two Months        One Month
                                                                   Ended June 30,    Ended June 30,   Ended April 30,
                                                                       2003              2002              2002
Revenue                                                                $   14,519     $   12,702      $   6,505
Operating costs and expenses:
     Cost of revenue (excluding depreciation, amortization,
       payroll and occupancy included below)                                4,601          4,505          2,723
     Selling, general and administrative                                    9,253         10,749         11,057
     Loss on impairment of assets                                              --             --           (643)
     Restructuring and other expense                                           --             --             --
     Depreciation and amortization                                          4,057          2,454          3,929
                                                                       ----------     ----------     ----------
Total operating costs and expenses                                         17,911         17,708         17,066
                                                                       ----------     ----------     ----------

Loss from operations                                                       (3,392)        (5,006)       (10,561)
                                                                       ----------     ----------     ----------
Other (expenses) income:
     Interest and financing expense                                        (3,758)        (2,677)          (451)
     Interest income                                                          295            314            183
     Gain on debt discharge                                                 1,154             --        427,066
     Minority interest in subsidiary                                          105             --          4,434
     Reorganization Items                                                      --             --         (2,164)
     Fresh Start Accounting Adjustments                                        --             --       (148,569)
     Other income/(expense)                                                   220           (145)          (113)
                                                                       ----------     -----------     ---------
Net (loss) income                                                      $   (5,376)    $   (7,514)     $ 269,825
Dividends and accretion on preferred stock                                     --             --             --
                                                                       ----------     ----------     ----------
Net loss attributable to common stockholders                           $   (5,376)    $   (7,514)    $  269,825
                                                                       ==========     ==========     ==========
Basic net (loss) income per share attributable to common
  stockholders                                                         $    (0.33)    $    (0.46)    $     6.52
                                                                       ==========     ==========     ==========

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
Weighted average common shares outstanding--basic and diluted          16,460,000     16,460,000     41,395,781
                                                                       ==========     ==========     ==========
Diluted net (loss) income per share attributable to common
  stockholders                                                         $    (0.33)    $    (0.46)    $     5.37
                                                                       ==========     ==========     ==========

Weighted average common shares outstanding - diluted                   16,460,000     16,460,000     50,284,381
                                                                       ==========     ==========     ==========

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About Globix:
Globix (http://www.globix.com) is a leading provider of managed Internet infrastructure services for business customers. Globix delivers applications and services via its secure Data Centers, high-performance global Tier 1 IP backbone, content delivery network, and its technical professionals. Globix provides businesses with technology resources and the ability to deploy, manage and scale mission-critical Internet-based operations for optimum performance and cost efficiency.

Risk Factors and Forward-Looking Statements:
This press release contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. These statements are based on current information and expectations and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include: the company's ability to retain existing customers and attract new customers; its ability to match its operating cost structure with revenue to achieve positive cash flow; the sufficiency of existing cash and cash flow to complete the company's business plan and fund its working capital requirements; the insolvency of vendors and other parties critical to the company's business; the company's existing debt obligations and history of operating losses; its ability to integrate, operate and upgrade or downgrade its network; the company's ability to recruit and retain qualified personnel needed to staff its operations; potential market or technological changes that could render the company's products or services obsolete; changes in the regulatory environment; and other changes that are discussed in the company's Annual Report on Form 10-K and other documents that the company files with the Securities and Exchange Commission.

Press Contact:

Michael van Dijken
212-625-7546
mvandijken@globix.com